B A R O N

F U N D S®

Baron Partners Fund

Baron Retirement Income Fund

Baron International Growth Fund

Baron Real Estate Fund

Supplement dated February 19, 2010 to Prospectus dated December 31, 2009

Effective immediately, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

On page 45 of the Prospectus, the following sentence is added as the fifth full paragraph under “Policies Regarding Frequent Purchases and Redemptions of Fund Shares:” “The Adviser, in its sole discretion, may waive its polices regarding frequent purchases and redemptions of Fund shares for purchases, redemptions and exchanges that are part of a rebalancing or asset allocation program administered by an approved financial intermediary.”

This information supplements the Prospectus dated December 31, 2009. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.